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FOR ADDITIONAL INFORMATION:
         Frank Holmes                       Johanna Thornblad
         President and CEO                  V.P. Communications
         (210) 308-1234                     (210) 308-1237
                                            jkt@us-global.com
For Immediate Release:

                     TOP-PERFORMING GOVERNMENT MONEY MARKET
                             FUND EXTENDS GUARANTEE

San Antonio, Texas--June 25, 1997. U.S. Global Investors announced today that they will be extending their guarantee that total operating expenses for the top- performing U.S. Government Securities Savings Fund will not exceed 0.40% until at least June 30, 1998. This Fund has maintained its position as the number one government money market fund for the past five years according to Lipper Analytical Services and has an effective yield of 5.45% and a current yield of 5.31%.

President and CEO, Frank Holmes said of the expense cap extension,"Our decision to extend the 0.40% cap was made to demonstrate our commitment to investors to remain a high yield provider."

The U.S. Government Securities Savings Fund has consistently outperformed the average government money market fund, 6-month CD and bank money market* while offering free checkwriting privileges, daily dividend income which is exempt from state and local taxes, electronic deposits, penalty-free withdrawals and monthly statements. The Fund invests only in securities issued by the U.S. Government and its agencies.

The U.S. Government Securities Savings Fund has approximately $690 million in government notes. The Fund is listed under U.S. Global Investors.

                                      -30-

The U.S. Government Securities Savings Fund's 7-Day Effective Yield and 7-Day Current Yield as of 6/17/97 were 5.45% and 5.31% respectively. The U.S. Government Securities Savings Fund was ranked #1 out of 78 government money market funds for the 5-year period ended 12/31/96 and #5 out of 115 government money market funds for the 1-year period ended 12/31/96 by Lipper Analytical Services. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. Past performance is no guarantee of future results. The U.S. Government Securities Savings Fund is managed to maintain a stable $1 per share value; however, there is no guarantee it will be able to do so. Like all other mutual funds, Fund shares are not backed by the U.S. Government or its agencies; however, the securities it invests in are. The fund offers free checkwriting privileges for checks of $500 or more. The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/98 or until such later date as the
Advisor determines. The Fund's Advisor subsidized certain Fund expenses, enhancing the 7-day annualized yield by .19% for the period ended 6/17/97. For more information about the Fund, including charges and expenses, call 1-800-US-FUNDS for a free prospectus. Read it carefully before you invest or send money. A monthly small account fee will apply if your balance falls below the $1,000 minimum.
*According to IBC's Money Fund Report and Bank Rate Monitor, the average money market mutual funds outperform bank money markets and 6-month CD's. Money market yields may change daily. CD's generally have a fixed rate of return. The Fund is not a bank and is not insured by the FDIC.
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                                                            7900 Callaghan Road
                                       .........................................
                                                                Mailing Address:
                                                                 P.O. Box 781234
                                                              San Antonio, Texas
                                                                      78278-1234
                                       .........................................
                                                                Tel 210-308-1234
                                       .........................................
                                                                  1-800-US-FUNDS
                                       .........................................
                                                                Fax 210-308-1227
                                       .........................................
                                                         email shsvc@usfunds.com